===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) August 1, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On August 1, 2007 General Motors Corporation (GM) issued a news release announcing July 2007 sales. The release is as follows:


                       GM Reports 320,935 July Deliveries

         (Monthly comparison percentages are adjusted for sales days unless noted. Annual and calendar year-to-date comparisons are unadjusted.)

o     GMC Acadia, Saturn OUTLOOK and Buick Enclave Lead Mid-Crossover Segment
o     GM Sells 239,192 Retail Vehicles

DETROIT - GM dealers in the United States delivered 320,935 vehicles in July, down 18.5 percent compared with exceptionally strong year-ago monthly sales. Of note, retail sales of 239,192 vehicles were up 14.5 percent compared with June 2007 with a substantial improvement in vehicle mix. Inventories were essentially flat compared with July 2006.

"We expected the month would provide a tough year-over-year comparison since in July 2006 industry sales were exceptionally strong and we were aggressively liquidating past model year inventories," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing. "On the upside, we are pleased with the continuing success of our new products, especially the GMC Acadia, Saturn OUTLOOK and Buick Enclave, which pushed our mid-utility crossover segment growth up more than 300 percent. As with many of our vehicles, these all-new crossovers offer segment-leading fuel economy, terrific performance and outstanding value.

"We were encouraged by our improvement versus June and the marketing actions we have taken, including 0 percent for 60 months financing, have put us in a strong competitive position in a challenging industry," LaNeve added.

"With a strong retail sales month for Saturn AURA, as well as outstanding growth for the new mid-size crossovers GMC Acadia, Saturn OUTLOOK and Buick Enclave, GM has a strong position in the marketplace for fuel-efficient vehicles in a number of segments," LaNeve added. GM has 24 vehicles in the 2007 model lineup that achieve an EPA-estimated 30 mpg highway or better.

The GMC Acadia, Saturn OUTLOOK and Buick Enclave together had retail sales of more than 10,000 vehicles, pushing a significant retail increase in GM's mid-crossover segment. GM's retail sales in this segment pushed monthly performance up more than 319 percent, compared with the same month last year.

The all-new Chevrolet Silverado and GMC Sierra full-size pickup trucks - fuel efficiency leaders in their class - sold more than 59,200 vehicles in a very challenging industry environment. The Silverado and Sierra offer the best warranty coverage and residual values in segment, a winning combination for these products.

"We're seeing increased residual values for our products by staying true to our turnaround and market growth plans. For customers, this means providing industry-leading products in terms of design, fuel economy, quality and performance," LaNeve said.

"Interestingly, warranty coverage has increased substantially as a reason consumers cite when buying a new GM vehicle. Our 5 Year/100,000 Mile Powertrain Limited Warranty continues to be a better choice for customers. Our coverage focuses on the complete ownership experience and includes other provisions that our competitors do not offer, including transferability to the next owner, more complete coverage of parts, and coverage for new and certified used vehicles. In addition, GM offers superior complementary programs, like courtesy transportation and roadside assistance. In other words, GM takes care of the vehicle and the owner," LaNeve added.

Certified Used Vehicles

July 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 42,641 units, up nearly 9 percent from last July. Total year-to-date certified GM sales are 315,882 units, up 4 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 37,355 sales, up 12 percent from last July. Year-to-date sales for GM Certified Used Vehicles are 277,493 units, up 6 percent from the same period in 2006.

Cadillac Certified Pre-Owned Vehicles posted July sales of 3,026 units, down 4 percent from last July. Saturn Certified Pre-Owned Vehicles sold 1,537 units in July, down 15 percent. Saab Certified Pre-Owned Vehicles sold 638 units, down 26 percent, and HUMMER Certified Pre-Owned Vehicles sold 85 units, up 29 percent.

"GM Certified dealers did a terrific job in July with sales of 37,355 units, up 12 percent from last year," LaNeve said. "More consumers are opting for the quality and peace of mind assurances that manufacturer certification provides, and GM Certified dealers are stepping up to deliver them the widest selection of quality vehicles at a tremendous value."

GM North America Reports July 2007 Production, 2007 Third-Quarter Production Forecast Unchanged at 1.075 Million Vehicles

In July, GM North America produced 254,000 vehicles (91,000 cars and 163,000 trucks). This is up 54,000 units or 27 percent compared to July 2006 when the region produced 200,000 vehicles (78,000 cars and 122,000 trucks).

(Production totals include joint venture production of 13,000 vehicles in July 2007 and 13,000 vehicles in July 2006.)

The region's 2007 third-quarter production forecast is unchanged at 1.075 million vehicles (377,000 cars and 698,000 trucks).

GM also announced 2007 final second-quarter and revised third-quarter production forecast for its international regions.

GM Europe - GM Europe produced 464,000 vehicles in the second-quarter of 2007. In the second-quarter of 2006 the region built 495,000 vehicles. The region's 2007 third-quarter production forecast is revised at 395,000 vehicles, up 6,000 units from last month's guidance. In the third-quarter of 2006 the region built 374,000 vehicles.

GM Asia Pacific - The region built 571,000 vehicles in the second-quarter of 2007. In the second-quarter of 2006 the region produced 482,000 vehicles. The region's 2007 third-quarter production forecast is unchanged at 518,000 vehicles. In the third-quarter of 2006 the region built 433,000 vehicles.

GM Latin America, Africa and the Middle East - The region built 233,000 vehicles in the second-quarter of 2007. In the second-quarter of 2006 the region produced 206,000 vehicles. The region's 2007 third-quarter production forecast is unchanged at 258,000 vehicles. In the third-quarter of 2006 the region built 215,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     July                 January - July
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   25           2007      2006  per S/D      2007       2006   % Chg.
-------------------------------------------------------------------------------
Vehicle Total          320,935   410,332  -18.5   2,243,697  2,477,289    -9.4
-------------------------------------------------------------------------------
Car Total              119,866   162,203  -23.0     880,128    979,162   -10.1
-------------------------------------------------------------------------------
Truck Total            201,069   248,129  -15.6   1,363,569  1,498,127    -9.0
-------------------------------------------------------------------------------
Light Truck Total      196,004   244,095  -16.4   1,333,462  1,463,173    -8.9
-------------------------------------------------------------------------------
Light Vehicle Total    315,870   406,298  -19.0   2,213,590  2,442,335    -9.4
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                    July                 January - July
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Buick                   16,654    23,609  -26.5     106,837    148,725   -28.2
Cadillac                17,412    19,124   -5.2     115,103    129,744   -11.3
Chevrolet              183,103   244,080  -21.9   1,324,899  1,476,481   -10.3
GMC                     44,060    48,085   -4.6     285,262    281,833     1.2
HUMMER                   4,895     6,991  -27.1      32,003     39,786   -19.6
Oldsmobile                   0         0  ***.*           0         96   ***.*
Other - Isuzu            1,173     1,336   -8.5       7,906      8,428    -6.2
Pontiac                 30,023    40,933  -23.6     205,448    244,870   -16.1
Saab                     3,247     3,658   -7.5      20,250     21,349    -5.1
Saturn                  20,368    22,516   -5.8     145,989    125,977    15.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    110,684   151,133  -23.7     822,162    919,246   -10.6
-------------------------------------------------------------------------------
Light Truck            196,004   244,095  -16.4   1,333,462  1,463,173    -8.9
-------------------------------------------------------------------------------

 Twenty-four selling days for the July period this year and twenty-five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    July                 January - July
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        25
-------------------------------------------------------------------------------
Century                      0         3  ***.*           5         77   -93.5
LaCrosse                 4,156     8,152  -46.9      27,277     42,685   -36.1
LeSabre                      0       102  ***.*         121      2,019   -94.0
Lucerne                  8,290     9,983  -13.5      47,333     57,106   -17.1
Park Avenue                  0         1  ***.*          26         31   -16.1
Regal                        0         0  ***.*           0         30   ***.*
      Buick Total       12,446    18,241  -28.9      74,762    101,948   -26.7
-------------------------------------------------------------------------------
CTS                      3,825     5,623  -29.1      27,777     34,672   -19.9
DeVille                      0        39  ***.*          71        648   -89.0
DTS                      4,920     4,458   15.0      27,769     33,009   -15.9
Seville                      0         0  ***.*           0          9   ***.*
STS                      1,611     2,356  -28.8      11,120     14,805   -24.9
XLR                        156       252  -35.5       1,165      2,065   -43.6
      Cadillac Total    10,512    12,728  -14.0      67,902     85,208   -20.3
-------------------------------------------------------------------------------
Aveo                     6,173     6,552   -1.9      37,168     35,078     6.0
Cavalier                     0        37  ***.*          57        307   -81.4
Classic                      0         2  ***.*          17          7   142.9
Cobalt                  15,850    23,961  -31.1     112,287    143,913   -22.0
Corvette                 2,377     2,794  -11.4      20,135     21,857    -7.9
Impala                  21,222    26,480  -16.5     201,612    171,210    17.8
Malibu                   9,317    17,662  -45.1      76,816    107,489   -28.5
Monte Carlo              1,269     3,524  -62.5      12,582     20,907   -39.8
SSR                          4       418  -99.0         232      2,976   -92.2
      Chevrolet Total   56,212    81,430  -28.1     460,906    503,744    -8.5
-------------------------------------------------------------------------------
Alero                        0         0  ***.*           0         67   ***.*
      Oldsmobile Total       0         0  ***.*           0         67   ***.*
-------------------------------------------------------------------------------
Bonneville                   0        66  ***.*         130        946   -86.3
G5                       2,287       186  ***.*      15,291        191   ***.*
G6                      12,507    17,516  -25.6      82,462     92,278   -10.6
Grand Am                     0        52  ***.*          99        692   -85.7
Grand Prix               6,001     8,815  -29.1      52,456     62,813   -16.5
GTO                        320     1,373  -75.7       3,807      6,910   -44.9
Solstice                 1,463     1,342   13.6      10,541     12,888   -18.2
Sunfire                      0        59  ***.*          39        776   -95.0
Vibe                     4,200     6,060  -27.8      21,725     28,082   -22.6
      Pontiac Total     26,778    35,469  -21.4     186,550    205,576    -9.3
-------------------------------------------------------------------------------
9-2X                         0       175  ***.*         118        683   -82.7
9-3                      2,209     2,548   -9.7      14,127     14,637    -3.5
9-5                        480       422   18.5       2,746      2,608     5.3
      Saab Total         2,689     3,145  -10.9      16,991     17,928    -5.2
-------------------------------------------------------------------------------
Aura                     5,827         1  ***.*      33,056          1   ***.*
ION                      4,490    10,329  -54.7      32,837     60,969   -46.1
Saturn L Series              0         0  ***.*           2         20   -90.0
Sky                        912       860   10.5       7,122      3,701    92.4
      Saturn Total      11,229    11,190    4.5      73,017     64,691    12.9
-------------------------------------------------------------------------------
      GM Total         119,866   162,203  -23.0     880,128    979,162   -10.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     110,684   151,133  -23.7     822,162    919,246   -10.6
-------------------------------------------------------------------------------
GM Import                9,182    11,070  -13.6      57,966     59,916    -3.3
-------------------------------------------------------------------------------
      GM Total         119,866   162,203  -23.0     880,128    979,162   -10.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    July                 January - July
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             12,446    18,241  -28.9      74,762    101,948   -26.7
Cadillac Total          10,512    12,728  -14.0      67,902     85,208   -20.3
Chevrolet Total         50,039    74,878  -30.4     423,738    468,666    -9.6
Oldsmobile Total             0         0  ***.*           0         67   ***.*
Pontiac Total           26,458    34,096  -19.2     182,743    198,666    -8.0
Saturn Total            11,229    11,190    4.5      73,017     64,691    12.9
      GM North
        America Total* 110,684   151,133  -23.7     822,162    919,246   -10.6
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Chevrolet Total          6,173     6,552   -1.9      37,168     35,078     6.0
Pontiac Total              320     1,373  -75.7       3,807      6,910   -44.9
Saab Total               2,689     3,145  -10.9      16,991     17,928    -5.2
      GM Import Total    9,182    11,070  -13.6      57,966     59,916    -3.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             16,654    23,609  -26.5     106,837    148,725   -28.2
Cadillac Total          17,412    19,124   -5.2     115,103    129,744   -11.3
Chevrolet Total        183,103   244,080  -21.9   1,324,899  1,476,481   -10.3
GMC Total               44,060    48,085   -4.6     285,262    281,833     1.2
HUMMER Total             4,895     6,991  -27.1      32,003     39,786   -19.6
Oldsmobile Total             0         0  ***.*           0         96   ***.*
Other-Isuzu Total        1,173     1,336   -8.5       7,906      8,428    -6.2
Pontiac Total           30,023    40,933  -23.6     205,448    244,870   -16.1
Saab Total               3,247     3,658   -7.5      20,250     21,349    -5.1
Saturn Total            20,368    22,516   -5.8     145,989    125,977    15.9
      GM Total         320,935   410,332  -18.5   2,243,697  2,477,289    -9.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    July                 January - July
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        25
-------------------------------------------------------------------------------
Enclave                  3,041         0  ***.*       8,605          0   ***.*
Rainier                    363       858  -55.9       4,083      9,076   -55.0
Rendezvous                 481     3,222  -84.4      14,809     29,744   -50.2
Terraza                    323     1,288  -73.9       4,578      7,957   -42.5
      Total Buick        4,208     5,368  -18.3      32,075     46,777   -31.4
-------------------------------------------------------------------------------
Escalade                 2,975     2,549   21.6      19,784     21,423    -7.7
Escalade ESV             1,392     1,551   -6.5       9,266      6,892    34.4
Escalade EXT               680       474   49.4       4,701      2,683    75.2
SRX                      1,853     1,822    5.9      13,450     13,538    -0.7
      Total Cadillac     6,900     6,396   12.4      47,201     44,536     6.0
-------------------------------------------------------------------------------
Astro                        0         7  ***.*          25        351   -92.9
C/K Suburban(Chevy)      8,243     7,319   17.3      46,790     41,572    12.6
Chevy C/T Series            28        25   16.7         172        183    -6.0
Chevy W Series             176       194   -5.5       1,676      1,703    -1.6
Colorado                 5,754    10,149  -40.9      46,965     55,528   -15.4
Equinox                  7,516    13,002  -39.8      49,199     69,333   -29.0
Express Cutaway/G Cut    1,582     1,600    3.0      10,734     11,830    -9.3
Express Panel/G Van      6,320     6,911   -4.7      43,525     51,856   -16.1
Express/G Sportvan         897     1,193  -21.7       9,968     11,964   -16.7
HHR                     12,914    14,838   -9.3      59,267     66,828   -11.3
Kodiak 4/5 Series          539       733  -23.4       5,524      7,259   -23.9
Kodiak 6/7/8 Series        146       267  -43.0       1,466      2,283   -35.8
S/T Blazer                   0         5  ***.*           7         98   -92.9
S/T Pickup                   0         0  ***.*           0          4   ***.*
Tahoe                   11,915    13,481   -7.9      83,029     98,414   -15.6
Tracker                      0         0  ***.*           0         11   ***.*
TrailBlazer             14,547    13,805    9.8      77,034    105,817   -27.2
Uplander                 5,153     5,819   -7.8      37,963     38,328    -1.0
Venture                      0         6  ***.*          25        171   -85.4
................................................................................
      Avalanche          4,164     6,713  -35.4      32,731     25,452    28.6
      Silverado-C/K
        Pickup          46,997    66,583  -26.5     357,893    383,752    -6.7
Chevrolet Fullsize
  Pickups               51,161    73,296  -27.3     390,624    409,204    -4.5
................................................................................
      Chevrolet Total  126,891   162,650  -18.7     863,993    972,737   -11.2
-------------------------------------------------------------------------------
Acadia                   5,694         0  ***.*      40,964          0   ***.*
Canyon                   1,731     2,717  -33.6      13,091     13,741    -4.7
Envoy                    5,421     7,673  -26.4      26,912     44,667   -39.7
GMC C/T Series              18        17   10.3         143        136     5.1
GMC W Series               293       502  -39.2       2,609      3,042   -14.2
Safari (GMC)                 0         1  ***.*          13         56   -76.8
Savana Panel/G Classic   1,668     1,570   10.7       9,169     10,559   -13.2
Savana Special/G Cut     1,019       754   40.8       6,914      8,405   -17.7
Savana/Rally               226       288  -18.3       1,134      1,738   -34.8
Sierra                  15,892    22,947  -27.9     115,185    124,565    -7.5
Topkick 4/5 Series       1,546       573  181.1       6,724      7,412    -9.3
Topkick 6/7/8 Series     1,146       387  208.5       3,887      4,508   -13.8
Yukon                    5,147     6,384  -16.0      34,275     39,324   -12.8
Yukon XL                 4,259     4,272    3.8      24,242     23,680     2.4
      GMC Total         44,060    48,085   -4.6     285,262    281,833     1.2
-------------------------------------------------------------------------------
HUMMER H1                   19        34  -41.8         101        229   -55.9
HUMMER H2                  825     1,391  -38.2       6,724      9,752   -31.1
HUMMER H3                4,051     5,566  -24.2      25,178     29,805   -15.5
      HUMMER Total       4,895     6,991  -27.1      32,003     39,786   -19.6
-------------------------------------------------------------------------------
Bravada                      0         0  ***.*           0         19   ***.*
Silhouette                   0         0  ***.*           0         10   ***.*
      Oldsmobile Total       0         0  ***.*           0         29   ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       202       113   86.2       1,116        771    44.7
Other-Isuzu H Series         3        11  -71.6          61         81   -24.7
Other-Isuzu N Series       968     1,212  -16.8       6,729      7,576   -11.2
      Other-Isuzu Total  1,173     1,336   -8.5       7,906      8,428    -6.2
-------------------------------------------------------------------------------
Aztek                        0        16  ***.*          25        295   -91.5
Montana                      0        21  ***.*          26        321   -91.9
Montana SV6                122       597  -78.7       1,135     11,627   -90.2
Torrent                  3,123     4,830  -32.6      17,712     27,051   -34.5
      Pontiac Total      3,245     5,464  -38.1      18,898     39,294   -51.9
-------------------------------------------------------------------------------
9-7X                       558       513   13.3       3,259      3,421    -4.7
      Saab Total           558       513   13.3       3,259      3,421    -4.7
-------------------------------------------------------------------------------
Outlook                  3,345         0  ***.*      19,908          0   ***.*
Relay                       83       593  -85.4       1,131      3,960   -71.4
VUE                      5,711    10,733  -44.6      51,933     57,326    -9.4
      Saturn Total       9,139    11,326  -15.9      72,972     61,286    19.1
-------------------------------------------------------------------------------
      GM Total         201,069   248,129  -15.6   1,363,569  1,498,127    -9.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     199,890   246,450  -15.5   1,354,281  1,487,832    -9.0
-------------------------------------------------------------------------------
GM Import                1,179     1,679  -26.9       9,288     10,295    -9.8
-------------------------------------------------------------------------------
      GM Total         201,069   248,129  -15.6   1,363,569  1,498,127    -9.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     196,004   244,095  -16.4   1,333,462  1,463,173    -8.9
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0          0   ***.*
-------------------------------------------------------------------------------
      GM Total         196,004   244,095  -16.4   1,333,462  1,463,173    -8.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    July                 January - July
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,208     5,368  -18.3      32,075     46,777   -31.4
Cadillac Total           6,900     6,396   12.4      47,201     44,536     6.0
Chevrolet Total        126,764   162,512  -18.7     862,823    971,543   -11.2
GMC Total               43,875    47,683   -4.2     283,275    279,413     1.4
HUMMER Total             4,895     6,991  -27.1      32,003     39,786   -19.6
Oldsmobile Total             0         0  ***.*           0         29   ***.*
Other-Isuzu Total          306       197   61.8       1,775      1,747     1.6
Pontiac Total            3,245     5,464  -38.1      18,898     39,294   -51.9
Saab Total                 558       513   13.3       3,259      3,421    -4.7
Saturn Total             9,139    11,326  -15.9      72,972     61,286    19.1
      GM North America
        Total*         199,890   246,450  -15.5   1,354,281  1,487,832    -9.0
-------------------------------------------------------------------------------
Chevrolet Total            127       138   -4.1       1,170      1,194    -2.0
GMC Total                  185       402  -52.1       1,987      2,420   -17.9
Other-Isuzu Total          867     1,139  -20.7       6,131      6,681    -8.2
      GM Import Total    1,179     1,679  -26.9       9,288     10,295    -9.8
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,208     5,368  -18.3      32,075     46,777   -31.4
Cadillac Total           6,900     6,396   12.4      47,201     44,536     6.0
Chevrolet Total        126,002   161,431  -18.7     855,155    961,309   -11.0
GMC Total               41,057    46,606   -8.2     271,899    266,735     1.9
HUMMER Total             4,895     6,991  -27.1      32,003     39,786   -19.6
Oldsmobile Total             0         0  ***.*           0         29   ***.*
Pontiac Total            3,245     5,464  -38.1      18,898     39,294   -51.9
Saab Total                 558       513   13.3       3,259      3,421    -4.7
Saturn Total             9,139    11,326  -15.9      72,972     61,286    19.1
      GM North America
        Total*         196,004   244,095  -16.4   1,333,462  1,463,173    -8.9
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,208     5,368  -18.3      32,075     46,777   -31.4
Cadillac Total           6,900     6,396   12.4      47,201     44,536     6.0
Chevrolet Total        126,002   161,431  -18.7     855,155    961,309   -11.0
GMC Total               41,057    46,606   -8.2     271,899    266,735     1.9
HUMMER Total             4,895     6,991  -27.1      32,003     39,786   -19.6
Oldsmobile Total             0         0  ***.*           0         29   ***.*
Pontiac Total            3,245     5,464  -38.1      18,898     39,294   -51.9
Saab Total                 558       513   13.3       3,259      3,421    -4.7
Saturn Total             9,139    11,326  -15.9      72,972     61,286    19.1
      GM Total         196,004   244,095  -16.4   1,333,462  1,463,173    -8.9
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 8/01/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q3 # *     377     698   1,075    395      258     518      2,246    11    42      269
O/(U) prior
forecast:@        0       0       0      6        0       0          6     0     0        0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
  2001
1st Qtr.        580    634   1,214    538     138       51     1,941      18     9       NA
2nd Qtr.        638    726   1,364    491     165       64     2,084      13    16       NA
3rd Qtr.        574    664   1,238    373     146       74     1,832      11    15       NA
4th Qtr.        573    721   1,294    441     127       67     1,929       9    16       NA
              -----  -----   -----  -----     ---      ---     -----      --    --
   CY         2,365  2,745   5,110  1,842     575      256     7,786      51    56       NA

  2002
1st Qtr.        600    753   1,353    456     131       65     2,005      11    11       NA
2nd Qtr.        688    865   1,553    453     141       74     2,221      15    17       NA
3rd Qtr.        568    740   1,308    408     132       87     1,935      19    20       NA
4th Qtr.        602    824   1,426    453     157       81     2,117      14    25       NA
              -----  -----   -----  -----     ---      ---     -----      --    --
   CY         2,458  3,182   5,640  1,770     561      307     8,278      59    73       NA

  2003
1st Qtr.        591    860   1,451    491     127       77     2,146      19    24       NA
2nd Qtr.        543    837   1,380    488     128       90     2,086      19    24       NA
3rd Qtr.        492    753   1,245    393     135      120     1,893      20    17       NA
4th Qtr.        558    827   1,385    446     157      133     2,121      16    20       NA
              -----  -----   -----  -----     ---      ---     -----      --    --
   CY         2,184  3,277   5,461  1,818     547      420     8,246      74    85       NA

  2004
1st Qtr.        525    820   1,345    473     159      296     2,273      19    19      247
2nd Qtr.        543    846   1,389    503     172      337     2,401      18    48      284
3rd Qtr.        463    746   1,209    411     185      314     2,119      16    43      261
4th Qtr.        466    811   1,277    442     200      386     2,305      17    47      324
              -----  -----   -----  -----     ---    -----     -----      --   ---    -----
   CY         1,997  3,223   5,220  1,829     716    1,333     9,098      70   158    1,116

  2005
1st Qtr.        470    712   1,182    502     185      335     2,204      16    51      286
2nd Qtr.        458    789   1,247    501     195      398     2,341      17    49      337
3rd Qtr.        423    723   1,146    412     207      409     2,174      15    50      199
4th Qtr.        483    798   1,281    443     188      420     2,332      14    68      197
              -----  -----   -----  -----     ---    -----     -----      --   ---    -----
   CY         1,834  3,022   4,856  1,858     775    1,562     9,051      62   218    1,019

  2006
1st Qtr.        496    759   1,255    494     194      472     2,415      18    50      246
2nd Qtr.        462    775   1,237    495     206      482     2,420      17    58      258
3rd Qtr.        417    633   1,050    374     215      433     2,072      12    48      202
4th Qtr.        446    661   1,107    443     215      509     2,274      11    43      260
              -----  -----   -----  -----     ---    -----     -----      --   ---      ---
   CY         1,821  2,828   4,649  1,806     830    1,896     9,181      58   199      966

  2007
1st Qtr.        399    664   1,063    511     222      544     2,340      15    35      287
2nd Qtr.        402    740   1,142    464     233      571     2,410      12    42      264
3rd Qtr. # *    377    698   1,075    395     258      518     2,246      11    42      269
              -----  -----   -----  -----     ---    -----     -----      --   ---      ---
  CYTD        1,178  2,102   3,280  1,370     713    1,633     6,996      38   119      820
-----------------------------------------------------------------------------------------------



* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  August 1, 2007                By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)